EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Teachers Insurance and Annuity Association of America, do hereby certify, to such officer's knowledge, that:

      The annual report on Form 10-K of the TIAA Real Estate Account (the "Account") for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Account.


      Dated: February 24, 2004        /s/ Herbert M. Allison, Jr.
                                      ------------------------------------------
                                      Chairman of the Board, President and Chief
                                      Executive Officer, Teachers Insurance and
                                      Annuity Association of America


      Dated: February 24, 2004        /s/Elizabeth A. Monrad
                                      ------------------------------------------
                                      Executive Vice President
                                      (Chief Financial Officer),
                                      Teachers Insurance and Annuity Association
                                      of America

      A signed original of this written statement required by Section 906 has been provided to the TIAA Real Estate Account and will be retained by the Account and furnished to the Securities and Exchange Commission or its staff upon request.

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